UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2006

SPARTAN STORES, INC. SAVINGS PLUS PLAN
(Full Title of Plan)
Commission File Nos. 333-66430 and 333-100794

SPARTAN STORES, INC. SAVINGS PLUS PLAN
FOR UNION ASSOCIATES
(Full Title of Plan)
Commission File Nos. 333-66430 and 333-100794

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01	Changes in Registrant's Certifying Accountant.

          (a)          Former Independent Accountant for Benefit Plans.

          On May 10, 2006, Spartan Stores, Inc. (the "Company"), as Plan Administrator for the Spartan Stores, Inc. Savings Plus Plan and Spartan Stores, Inc. Savings Plus Plan for Union Associates (each a "Plan," and collectively, the "Plans"), changed the independent accountant for each of the Plans. Deloitte & Touche LLP ("Deloitte") had been serving as the independent accountant for each of the Plans.

          This change did not result from any dissatisfaction with the quality of professional services rendered by Deloitte. Deloitte remains the independent registered public accounting firm for the Company. The change described above relates only to the Plans. The change of independent accountants was approved by the Audit Committee of the Company.

          During the years ended December 31, 2004 and 2003 and through the date of this Report:

1.

Deloitte's reports on the financial statements for the Plans did not contain any adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles;

2.	There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and

3.	None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred.

          (b)          New Independent Accountant for Benefit Plans.

          On May 10, 2006 the Plan retained Rehmann Robson ("Rehmann") as the new independent accountant to audit the financial statements of the Plans for the fiscal year ended December 31, 2005 following an assessment of proposed audit plans by Rehmann and other audit service providers. The Company's Audit Committee approved the appointment of Rehmann. During the years ended December 31, 2004 and 2003 and through the date of this Report, neither the Plans nor the Company consulted with Rehmann regarding:

1.

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans' financial statements, and no written reports were provided to the Plans nor was any oral advice provided or rendered that Rehmann concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement (as that term is defined in Item 304 of Regulation S-K) or a reportable event identified in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

	99.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this current report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: May 24, 2006	SPARTAN STORES, INC. SAVINGS PLUS PLAN

	By:	SPARTAN STORES, INC. Plan Administrator

	By:	/s/ David M. Staples
David M. Staples Executive Vice President, Chief Financial Officer, and Plan Trustee

Date: May 24, 2006	SPARTAN STORES, INC. SAVINGS PLUS PLAN FOR UNION ASSOCIATES

	By:	SPARTAN STORES, INC. Plan Administrator

	By:	/s/ David M. Staples
David M. Staples Executive Vice President, Chief Financial Officer, and Plan Trustee

EXHIBIT INDEX

Exhibit Number	Document

99.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission.